                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                  TENDER OF ALL
                     OUTSTANDING 4.20% SENIOR NOTES DUE 2009
                                 IN EXCHANGE FOR
                     REGISTERED 4.20% SENIOR NOTES DUE 2009
                                     AND FOR
                                  TENDER OF ALL
                     OUTSTANDING 5.40% SENIOR NOTES DUE 2014
                                 IN EXCHANGE FOR
                     REGISTERED 5.40% SENIOR NOTES DUE 2014


     This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of International Speedway Corporation, a Florida corporation (the "Company"), and to tender 4.20% Senior Notes due 2009 and 5.40% Senior Notes due 2014 (the "Outstanding Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer - Guaranteed Delivery Procedures" of the Company's Prospectus, dated August 24, 2004 (the "Prospectus"), and in Instruction 2 to the related letter of transmittal (the "Letter of Transmittal"). Any holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.



         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 27, 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       Wachovia Bank, National Association
                     FOR HAND/OVERNIGHT COURIER OR BY MAIL:


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      1525 WEST W.T. HARRIS BOULEVARD, 3C3
                         CORPORATE TRUST ACTIONS NC1153
                            CHARLOTTE, NC 28262-8522
                 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):
                                (704) 590 - 7628
                        TO CONFIRM RECEIPT BY TELEPHONE:
                                (704) 590 - 7413
                              ---------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned understands that tenders of the Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned also understands that tenders of the Outstanding Notes pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal of a tender of notes to be effective, it must be made in accordance with the procedures set forth in the prospectus under "The Exchange Offer - Withdrawal of Tenders."

     The undersigned understands that the exchange of any Registered Notes for Outstanding Notes will be made only after timely receipt by the exchange agent of (i) the certificates of the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company ("DTC")), and (ii) a Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed with any required signature guarantees, together with any other documents required by the Letter of Transmittal (or a properly transmitted agent's message), within three New York Stock Exchange trading days after the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

     The undersigned hereby tenders the Outstanding Notes listed below:

   Maturity Date of           Certificate Number(s) (if known) of        Aggregate Principal   Aggregate Principal
   Outstanding Notes       Outstanding Note(s) [or Account Number at     Amount Represented      Amount Tendered
                                           the DTC]
------------------------ ---------------------------------------------- ---------------------- ---------------------

------------------------ ---------------------------------------------- ---------------------- ---------------------


--------------------------------------------------------------------------------------------------------------------
                                             PLEASE SIGN AND COMPLETE
Names of Record Holder(s):                                                Signature(s):
                          ----------------------------------------                      ----------------------------
Address:
        ----------------------------------------------------------
                                                                          Dated:                              , 2004
------------------------------------------------------------------              -----------------------------
Area Code and Telephone Number(s):
                                   -------------------------------

------------------------------------------------------------------

         THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE HOLDER(s) EXACTLY AS THEIR NAME(s) APPEAR ON CERTIFICATES FOR OUTSTANDING NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF OUTSTANDING NOTES, OR BY PERSON(s) AUTHORIZED TO BECOME HOLDER(s) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATORY IS A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION.

                      PLEASE PRINT NAME(s) AND ADDRESS(ES)
Name(s):


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:

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Address(es):

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

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, together with the Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the DTC described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
             -------------------------------------------      -------------------------------------------------------
                                                                               (AUTHORIZED SIGNATURE)
Address:
         -----------------------------------------------
                    (INCLUDE ZIP CODE)                        Name:
                                                                    -------------------------------------------------
Area Code and Tel. Number:                                    Title:

---------------------------------------------------------            -------------------------------------------------
                                                                                    (PLEASE TYPE OR PRINT)

                                                                     Date:                                     , 2004
                                                                          -------------------------------------

         DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature(s) must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the DTC whose name appears on a security position listing as the owner of the Outstanding Notes, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed or a participant of the DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Outstanding Notes [or signed as the name of the participant shown on the DTC's security position listing].

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Exchange Agent of such person's authority to so act.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions, requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.